Exhibit 99.1

Altair Announces Second Quarter 2020 Financial Results

2020 Second Quarter Revenue Exceeds Guidance

Increases Full Year 2020 Outlook

TROY, Mich. – August 6, 2020 – Altair (Nasdaq: ALTR), a global technology company that provides software and cloud solutions in the areas of product development, high performance computing (HPC) and data analytics, today released its financial results for the second quarter ended June 30, 2020.

“We are very pleased with our second quarter performance, which exceeded our expectations. I am proud to lead an organization which has remained so dedicated and intensely focused on developing great software and helping customers succeed despite the personal hardships brought on by COVID-19,” said James Scapa, Founder, Chairman and Chief Executive Officer of Altair.

“Our software product revenue increased to 83% of total revenue, which drove a 400 basis point year over year improvement in gross margins, while our recurring license rate rose to an all-time high of 93%,” said Howard Morof, Chief Financial Officer of Altair. “Moreover, the proactive steps we took to control costs in light of COVID-19 had an immediate positive impact on our operating expenses. Our ongoing digital transformation efforts continue, and as we implement robust processes, we believe the positive impact of these significant investments will drive measurable benefits for the business and support our long-term goals.”

Second Quarter 2020 Financial Highlights

•	Software product revenue was $81.8 million compared to $84.4 million for the second quarter of 2019.
•	Total revenue was $98.6 million compared to $106.8 million for the second quarter of 2019.
•

Net loss was $10.2 million compared to net loss of $3.1 million for the second quarter of 2019. Diluted net loss per share was $0.14 based on 73.0 million diluted weighted average common shares outstanding, compared to diluted net loss per share of $0.04 for the second quarter of 2019, based on 71.4 million diluted weighted average common shares outstanding.

•	Adjusted EBITDA was $5.7 million, compared to $5.2 million for the second quarter of 2019.
•

Non-GAAP net loss was $1.7 million, compared to non-GAAP net income of $3.2 million for the second quarter of 2019. Non-GAAP diluted net loss per share was $0.02 based on 80.7 million non-GAAP diluted common shares outstanding, compared to non-GAAP diluted net income per share of $0.04 for the second quarter of 2019, based on 77.7 million non-GAAP diluted common shares outstanding.

•	Free cash flow was $4.5 million for both the second quarters of 2020 and 2019.

Exhibit 99.1

Business Outlook

Based on information available as of today, Altair is issuing guidance for the third quarter and full year 2020.

(in millions)	Third Quarter 2020			Full Year 2020
Software Product Revenue	$80.0	to	$82.0	$368.0	to	$380.0
Total Revenue	$96.0		$100.0	$443.0		$455.0
Net Loss	$(20.3)		$(18.3)	$(36.0)		$(31.0)
Non-GAAP Net (Loss) Income	$(9.0)		$(7.0)	$2.2		$7.2
Adjusted EBITDA	$(2.0)		$0.0	$33.0		$38.0

Conference Call Information

What: Altair’s Second Quarter 2020 Financial Results Conference CallWhen:Friday, August 7, 2020
Time:8:30 a.m. ETLive Call:(866) 754-5204, Domestic(636) 812-6621, International
Replay:(855) 859-2056, Conference ID 5072406, Domestic(404) 537-3406, Conference ID 5072406, InternationalWebcast: http://investor.altair.com  (live & replay)

***

Non-GAAP Financial Measures

This press release contains the following non-GAAP financial measures: Adjusted EBITDA, Non-GAAP Net Income (Loss), Non-GAAP Net Income (Loss) Per Share and Free Cash Flow.

Altair believes that these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to its financial condition and results of operations. The Company’s management uses these non-GAAP measures to compare the Company’s performance to that of prior periods for trend analysis, for purposes of determining executive and senior management incentive compensation and for budgeting and planning purposes. The Company also believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing the Company’s financial measures with other software companies, many of which present similar non-GAAP financial measures to investors.

Adjusted EBITDA represents net income adjusted for income tax expense, interest expense, interest income and other, depreciation and amortization, stock-based compensation expense, restructuring charges, asset impairment charges and other special items as identified by management and described elsewhere in this press release.

Non-GAAP net income excludes stock-based compensation, amortization of intangible assets related to acquisitions, and special items as identified by management and described elsewhere in this press release.

Non-GAAP diluted common shares includes total outstanding shares plus outstanding equity awards under the Company’s equity award plans.

Free cash flow consists of cash flow from operations less capital expenditures.

Exhibit 99.1

Company management does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in the Company’s financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgment by management about which expenses and income are excluded or included in determining these non-GAAP financial measures. Altair urges investors to review the reconciliation of its non-GAAP financial measures to the comparable GAAP financial measures, which it includes in press releases announcing quarterly financial results, including this press release, and not to rely on any single financial measure to evaluate the Company’s business.

Reconciliation tables of the most comparable GAAP financial measures to the non-GAAP financial measures used in this press release are included with the financial tables at the end of this release.

About Altair

Altair is a global technology company that provides software and cloud solutions in the areas of product development, high performance computing (HPC) and data analytics. Altair enables organizations across broad industry segments to compete more effectively in a connected world while creating a more sustainable future. To learn more, please visit www.altair.com.

Cautionary Language Concerning Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, our guidance for the third quarter and full year 2020, our statements regarding COVID-19, our statements regarding our digital transformation efforts, and our reconciliations of projected non-GAAP financial measures.  These forward-looking statements are made as of the date of this release and are based on current expectations, estimates, forecasts and projections as well as the beliefs and assumptions of management. Words such as “expect,” “anticipate,” “should,” “believe,” “hope,” “target,” “project,” “goals,” “estimate,” “potential,” “predict,” “may,” “will,” “might,” “could,” “intend,” variations of these terms or the negative of these terms and similar expressions are intended to identify these forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond Altair’s control. Altair’s actual results could differ materially from those stated or implied in our forward-looking statements due to a number of factors, including but not limited to, the risks detailed in Altair’s quarterly and annual reports filed with the Securities and Exchange Commission as well as other documents that may be filed by the Company from time to time with the Securities and Exchange Commission. Past performance is not necessarily indicative of future results. The forward-looking statements included in this press release represent Altair’s views as of the date of this press release. The Company anticipates that subsequent events and developments will cause its views to change. Altair undertakes no intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These forward-looking statements should not be relied upon as representing Altair’s views as of any date subsequent to the date of this press release.

Media Relations

Altair

Dave Simon

248-614-2400 ext. 332

ir@altair.com

Investor Relations

The Blueshirt Group

Monica Gould

212-871-3927

Lindsay Savarese

212-331-8417

ir@altair.com

Exhibit 99.1

ALTAIR ENGINERING INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

	June 30, 2020	December 31, 2019
(In thousands)	(Unaudited)
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$250,540	$223,117
Accounts receivable, net	79,185	104,984
Income tax receivable	5,760	7,264
Prepaid expenses and other current assets	16,469	17,092
Total current assets	351,954	352,457
Property and equipment, net	34,456	36,297
Operating lease right of use assets	32,598	28,134
Goodwill	233,486	233,683
Other intangible assets, net	58,177	67,075
Deferred tax assets	5,661	5,791
Other long-term assets	20,514	19,708
TOTAL ASSETS	$736,846	$743,145
LIABILITIES, MEZZANINE EQUITY AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Current portion of long-term debt	$456	$430
Accounts payable	4,780	8,585
Accrued compensation and benefits	30,997	30,676
Current portion of operating lease liabilities	9,369	9,141
Other accrued expenses and current liabilities	27,411	28,603
Deferred revenue	73,061	75,431
Total current liabilities	146,074	152,866
Long-term debt, net of current portion	183,409	178,238
Operating lease liabilities, net of current portion	24,352	20,174
Deferred revenue, non-current	7,287	8,136
Other long-term liabilities	19,990	26,672
TOTAL LIABILITIES	381,112	386,086
Commitments and contingencies
MEZZANINE EQUITY	784	2,352
STOCKHOLDERS’ EQUITY:
Preferred stock ($0.0001 par value), authorized 45,000 shares, none issued and outstanding	—	—
Common stock ($0.0001 par value)
Class A common stock, authorized 513,797 shares, issued and outstanding 42,108 and 41,271 shares as of June 30, 2020 and December 31, 2019, respectively	4	4
Class B common stock, authorized 41,203 shares, issued and outstanding 30,971 and 31,131 shares as of June 30, 2020 and December 31, 2019, respectively	3	3
Additional paid-in capital	456,307	446,633
Accumulated deficit	(86,986)	(82,405)
Accumulated other comprehensive loss	(14,378)	(9,528)
TOTAL STOCKHOLDERS’ EQUITY	354,950	354,707
TOTAL LIABILITIES, MEZZANINE EQUITY AND STOCKHOLDERS’ EQUITY	$736,846	$743,145

Exhibit 99.1

ALTAIR ENGINEERING INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
(in thousands, except per share data)	2020	2019	2020	2019
Revenue
License	$51,018	$56,653	$128,561	$133,274
Maintenance and other services	30,815	27,755	61,715	54,425
Total software	81,833	84,408	190,276	187,699
Software related services	5,444	7,907	12,378	17,679
Total software and related services	87,277	92,315	202,654	205,378
Client engineering services	9,640	12,412	23,518	24,462
Other	1,644	2,046	3,852	4,792
Total revenue	98,561	106,773	230,024	234,632
Cost of revenue
License	2,851	2,954	8,374	8,775
Maintenance and other services	8,502	9,430	18,957	17,961
Total software *	11,353	12,384	27,331	26,736
Software related services	4,656	6,612	10,145	13,130
Total software and related services	16,009	18,996	37,476	39,866
Client engineering services	7,789	10,033	19,107	19,833
Other	1,283	1,994	2,995	4,209
Total cost of revenue	25,081	31,023	59,578	63,908
Gross profit	73,480	75,750	170,446	170,724
Operating expenses:
Research and development *	28,970	29,829	60,437	57,345
Sales and marketing *	25,806	26,221	53,905	52,672
General and administrative *	20,248	19,851	42,594	40,180
Amortization of intangible assets	3,692	3,600	7,532	7,128
Other operating income, net	(944)	(549)	(1,835)	(1,166)
Total operating expenses	77,772	78,952	162,633	156,159
Operating (loss) income	(4,292)	(3,202)	7,813	14,565
Interest expense	2,843	590	5,656	860
Other expense (income), net	320	(505)	(1,070)	(115)
(Loss) income before income taxes	(7,455)	(3,287)	3,227	13,820
Income tax expense (benefit)	2,768	(167)	7,420	3,921
Net (loss) income	$(10,223)	$(3,120)	$(4,193)	$9,899
(Loss) income per share:
Net (loss) income per share attributable to common stockholders, basic	$(0.14)	$(0.04)	$(0.06)	$0.14
Net (loss) income per share attributable to common stockholders, diluted	$(0.14)	$(0.04)	$(0.06)	$0.13
Weighted average shares outstanding:
Weighted average number of shares used in computing net (loss) income per share, basic	72,999	71,373	72,811	71,081
Weighted average number of shares used in computing net (loss) income per share, diluted	72,999	71,373	72,811	77,017

Exhibit 99.1

*Amounts include stock-based compensation expense as follows (in thousands):

	(Unaudited)
	Three Months Ended June 30,		Six Months Ended June 30,
	2020	2019	2020	2019
Cost of revenue – software	$552	$279	$918	$343
Research and development	1,830	579	3,258	937
Sales and marketing	1,273	475	2,000	937
General and administrative	879	747	1,529	1,075
Total stock-based compensation expense	$4,534	$2,080	$7,705	$3,292

Exhibit 99.1

ALTAIR ENGINEERING INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOW

(Unaudited)

	Six Months Ended June 30,
(In thousands)	2020	2019
OPERATING ACTIVITIES:
Net (loss) income	$(4,193)	$9,899
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	11,293	10,468
Provision for credit loss	589	134
Amortization of debt discount and issuance costs	5,342	459
Stock-based compensation expense	7,705	3,292
Deferred income taxes	(5,961)	(703)
Other, net	3	(17)
Changes in assets and liabilities:
Accounts receivable	23,264	10,406
Prepaid expenses and other current assets	1,817	(4,952)
Other long-term assets	(960)	(2,300)
Accounts payable	(3,841)	(2,187)
Accrued compensation and benefits	497	(2,455)
Other accrued expenses and current liabilities	131	1,887
Operating lease right-of-use assets and liabilities, net	30	197
Deferred revenue	(2,315)	7,740
Net cash provided by operating activities	33,401	31,868
INVESTING ACTIVITIES:
Capital expenditures	(2,530)	(6,667)
Payments for acquisition of businesses, net of cash acquired	(2,270)	(709)
Payments for acquisition of developed technology	(433)	(344)
Other investing activities, net	142	16
Net cash used in investing activities	(5,091)	(7,704)
FINANCING ACTIVITIES:
Proceeds from the exercise of stock options	477	1,270
Proceeds from issuance of convertible senior notes, net of underwriters' discount and commissions	—	223,101
Payments on revolving commitment	—	(127,941)
Borrowings under revolving commitment	—	96,991
Payments for issuance costs of convertible senior notes	—	(1,018)
Other financing activities	(210)	(259)
Net cash provided by financing activities	267	192,144
Effect of exchange rate changes on cash, cash equivalents and restricted cash	(1,148)	187
Net increase in cash, cash equivalents and restricted cash	27,429	216,495
Cash, cash equivalents and restricted cash at beginning of year	223,497	35,685
Cash, cash equivalents and restricted cash at end of period	$250,926	$252,180
Supplemental disclosure of cash flow:
Interest paid	$306	$362
Income taxes paid	$9,491	$4,054
Supplemental disclosure of non-cash investing and financing activities:
Finance leases	$100	$566
Property and equipment in accounts payable, other current liabilities and other liabilities	$343	$417
Convertible senior notes issuance costs in accounts payable	—	$216

Exhibit 99.1

Financial Results

The following table provides a reconciliation of Non-GAAP net (loss) income and Non-GAAP net (loss) income per share - diluted to net (loss) income and net (loss) income per share – diluted, the most comparable GAAP financial measures:

	(Unaudited)
	Three Months Ended June 30,		Six Months Ended June 30,
(in thousands, except per share amounts)	2020	2019	2020	2019
Net (loss) income	$(10,223)	$(3,120)	$(4,193)	$9,899
Stock-based compensation expense	4,534	2,080	7,705	3,292
Amortization of intangible assets	3,692	3,600	7,532	7,128
Special adjustments (1)	578	776	578	1,004
Income tax effect of non-GAAP adjustments	(280)	(175)	(662)	(415)
Non-GAAP net (loss) income	$(1,699)	$3,161	$10,960	$20,908

Net (loss) income per share - diluted	$(0.14)	$(0.04)	$(0.06)	$0.13
Non-GAAP net (loss) income per share - diluted	$(0.02)	$0.04	$0.14	$0.27

GAAP diluted shares outstanding:	72,999	71,373	72,811	77,017
Non-GAAP diluted shares outstanding:	80,700	77,700	80,700	77,700
(1)

Includes $0.6 million of severance expense for the three and six months ended June 30, 2020. Includes $0.8 million and $1.0 million of impairment charges for royalty contracts for the three and six months ended June 30, 2019, respectively.

The following table provides a reconciliation of Adjusted EBITDA to net (loss) income, the most comparable GAAP financial measure:

	(Unaudited)
	Three Months Ended June 30,		Six Months Ended June 30,
(in thousands)	2020	2019	2020	2019
Net (loss) income	$(10,223)	$(3,120)	$(4,193)	$9,899
Income tax expense (benefit)	2,768	(167)	7,420	3,921
Stock-based compensation expense	4,534	2,080	7,705	3,292
Interest expense	2,843	590	5,656	860
Interest income and other (1)	194	508	(460)	709
Depreciation and amortization	5,633	5,274	11,293	10,468
Adjusted EBITDA	$5,749	$5,165	$27,421	$29,149
(1)

Includes $0.6 million of severance expense for the three and six months ended June 30, 2020. Includes $0.8 million and $1.0 million of impairment charges for royalty contracts for the three and six months ended June 30, 2019, respectively.

The following table provides a reconciliation of Free Cash Flow to net cash provided by operating activities, the most comparable GAAP financial measure:

	(Unaudited)
	Three Months Ended June 30,		Six Months Ended June 30,
(in thousands)	2020	2019	2020	2019
Net cash provided by operating activities	$5,365	$6,553	$33,401	$31,868
Capital expenditures	(886)	(2,084)	(2,530)	(6,667)
Free cash flow	$4,479	$4,469	$30,871	$25,201

Exhibit 99.1

Business Outlook

The following table provides a reconciliation of projected Non-GAAP net (loss) income to projected net loss, the most comparable GAAP financial measure:

	(Unaudited)
	Three Months Ending September 30, 2020		Year Ending December 31, 2020
(in thousands)	Low	High	Low	High
Net loss	$(20,300)	$(18,300)	$(36,000)	$(31,000)
Stock-based compensation expense	7,900	7,900	24,000	24,000
Amortization of intangible assets	3,800	3,800	15,000	15,000
Special adjustments	—	—	600	600
Income tax effect of non-GAAP adjustments	(400)	(400)	(1,400)	(1,400)
Non-GAAP net (loss) income	$(9,000)	$(7,000)	$2,200	$7,200

The following table provides a reconciliation of projected Adjusted EBITDA to projected net loss, the most comparable GAAP financial measure:

	(Unaudited)
	Three Months Ending September 30, 2020		Year Ending December 31, 2020
(in thousands)	Low	High	Low	High
Net loss	$(20,300)	$(18,300)	$(36,000)	$(31,000)
Income tax expense	2,100	2,100	12,000	12,000
Stock-based compensation expense	7,900	7,900	24,000	24,000
Interest expense	2,900	2,900	11,400	11,400
Depreciation and amortization	5,700	5,700	22,700	22,700
Interest income and other special adjustments	(300)	(300)	(1,100)	(1,100)
Adjusted EBITDA	$(2,000)	$—	$33,000	$38,000